RMB INVESTORS TRUST

RMB SMID Cap Fund (the “Fund”)
RMBMX (Class I)
Investor Class (not available for purchase)

Supplement Dated October 14, 2022 to the Summary Prospectus Dated May 1, 2022

The “Principal Investment Strategies” section of the Summary Prospectus is supplemented to include the following disclosure after the last sentence of the second paragraph:
As part of the Adviser’s investment process, the investment team evaluates the general and industry-specific Environmental, Social, and Governance (“ESG”) factors that the Adviser believes to be the most financially material to a company’s short-, medium-, and long-term enterprise value at any given time. The Adviser defines materiality in terms of the impact on a company’s net income over the long term. Specific ESG factors the Adviser considers at any given time vary greatly by geography, industry, and may also vary between companies.

The “Principal Risks” section of the Summary Prospectus is supplemented to include the following disclosure after “Value Investing Risk”:
ESG Risk – Incorporation of ESG factors into the Fund’s investment process may cause the Fund to make different investments and have different investment performance and exposures to different issuers and industries than funds that do not incorporate ESG considerations. When evaluating a company, the Adviser is dependent on information or data obtained through company or third-party reporting that may be incomplete, inaccurate, or unavailable, which could compromise the Adviser’s assessment of a company’s ESG characteristics and/or the financial materiality of those characteristics. Because ESG factor analysis is just one part of the Adviser’s overall investment process for the Fund, the Fund may hold portfolio companies that many or all market participants view as having an unfavorable ESG profile.

Please retain this supplement with your Summary Prospectus for future reference.